Statutory reserves	9 Months Ended
Mar. 31, 2012
Statutory Reserves Disclosure [Abstract]
Statutory reserves

Note 21 – Statutory reserves

The laws and regulations of the PRC require that before foreign invested enterprise can legally distribute profits, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserves. The statutory reserves include the statutory surplus reserve fund and the enterprise expansion fund.

Each of the Company’s subsidiary and VIEs in the PRC is required to transfer 10% of its net income, as determined in accordance with the PRC Company Law, to a statutory surplus reserve fund until such reserve balance reaches 50% of each such entity’s registered capital. The transfer must be made before distribution of any dividends to shareholders. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholdings or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

The enterprise fund may be used to acquire plant and equipment or to increase the working capital to expend on production and operation of the business. No minimum contribution is required.

As of March 31, 2012, the statutory surplus reserves of Hongchang Coal and Hongli had reached 50% of each entity’s registered capital. Hongguang Power did not make any contribution to the statutory reserve due to its net operating loss. Zhonghong and Hongrun did not make any contribution to the statutory reserves as neither entity had operations as of March 31, 2012. Shuangrui Coal, Xingsheng Coal and Shunli Coal did not make any contribution to the statutory reserve due to their respective operating losses. During the nine months ended March 31, 2012, Hongli made additional contributions of $240,108 to the statutory reserve in response to its increase of registered capital of $2,946,000 (RMB 20 million).

Hongchang Coal is required by the PRC government to reserve safety and maintenance expense to the cost of production based on the actual quantity of coal exploited.  The amount of reserves is determined within the unit price range provided by Ministry of Finance of PRC. Currently, Hongchang Coal reserves at RMB 6 per metric ton for safety expense and RMB 8.5 per metric ton for maintenance expense. Shuangrui Coal, Xingsheng Coal and Shunli Coal had no special reserve as of March 31, 2012.

The component of statutory reserves and the future contributions required pursuant to PRC Company Law are as follows as of March 31, 2012 and June 30, 2011:

	March 31, 2012	June 30, 2011	50% of registered capital	Future contributions required as of March 31, 2012

Hongli	$2,064,905	$1,824,797	$2,064,905	$-
Hongguang Power	-	-	1,514,590	1,514,590
Hongchang Coal	218,361	218,361	218,361	-
Shuangrui Coal	-	-	310,105	310,105
Xingsheng Coal	-	-	279,682	279,682
Shunli Coal	-	-	230,850	230,850
Hongrun	-	-	2,310,000	2,310,000
Hongyuan	-	-	1,500,000	1,500,000
Zhonghong	-	-	1,521,990	1,521,990
Statutory surplus reserve	2,283,266	2,043,158	9,950,483	7,667,217
Mine reproduction reserve	1,403,948	1,360,635	-	-
Total statutory reserve	$3,687,214	$3,403,793	$9,950,483	$7,667,217